UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

At Charter Financial Corporation’s 2005 Annual Meeting of Stockholders held on March 16, 2005, management of Charter Financial Corporation presented the slide Presentation attached as Exhibit 99.1 to this report

Item 9.01	Financial Statements and Exhibits

(c)	The following exhibit is furnished with this Report:

Exhibit No.	Description

99.1	Slide presentation by Charter Financial on March 16, 2005 at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2005	CHARTER FINANCIAL CORPORATION

	By:	/s/ Robert L. Johnson
	Name:	Robert L. Johnson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation by Charter Financial on March 16, 2005 at the annual meeting.